                                                                    Exhibit 10.5


                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                              FORBEARANCE AGREEMENT


         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED FORBEARANCE AGREEMENT (this "Amendment") is made and entered into as of this 3rd day of February, 2003, among Advanced Lighting Technologies, Inc., Venture Lighting Power Systems, North America Inc., Parry Power Systems Limited, and Venture Lighting Europe Ltd. (collectively, "Borrowers"), PNC Bank, National Association, as Agent ("Agent") and PNC Bank, National Association, National City Commercial Finance, Inc. and Sovereign Bank (collectively, "Lenders"). Capitalized terms used herein without definition have the meanings ascribed thereto in the Amended and Restated Forbearance Agreement among the parties hereto dated October 18, 2002 (the "Forbearance Agreement").


                                    RECITALS

         A. Borrowers, Agent and Lenders entered into the Forbearance Agreement on October 18, 2002, which Forbearance Agreement was amended by the Amendment to Forbearance Agreement among Borrowers, Agent and Lenders dated November 19, 2002 (the "First Amendment"), the Second Amendment to Forbearance Agreement among Borrowers, Agent and Lenders dated January 15, 2003 (the "Second Amendment"), the Third Amendment to Forbearance Agreement among Borrowers, Agent and Lenders dated January 23, 2003 (the "Third Amendment"), and the Fourth Amendment to Forbearance Agreement among Borrowers, Agent and Lenders dated January 30, 2003 (the "Fourth Amendment") (the First Amendment, Second Amendment, Third Amendment, and Fourth Amendment together with the Forbearance Agreement, the "Amended Forbearance Agreement").

         B. The Amended Forbearance Agreement provided for a Forbearance Period expiring February 3, 2003, provided that the conditions to forbearance set forth in Section 2 thereof were satisfied.

         C. Borrowers now request that Agent and Lenders again agree to continue to make Revolving Loans and to forbear for an additional period of time from exercising their rights and remedies under the Credit Agreement, the Security Documents and other Related Writings.

         D. Agent and Lenders are willing to enter into this Amendment and to agree to provide an additional Forbearance Period to Borrowers, on the terms and subject to the conditions set forth in this Amendment.

                                    AGREEMENT

         In consideration of the Recitals and of the mutual promises and covenants contained herein, Lenders and Borrowers agree as follows:

         1. FORBEARANCE PERIOD. Section 1(a) of the Amended Forbearance Agreement is hereby amended to delete the date "February 3, 2003" and insert in lieu thereof "February 5, 2003."

         2. NO COURSE OF DEALING; NO COMMITMENT TO FURTHER FORBEAR.

            (a) Except as provided in this Amendment, Agent and Lenders expressly reserve all rights and remedies they may have against Borrowers, and any and all additional borrowers, guarantors, debtors and/or obligors for the Loans. Borrowers specifically acknowledge and agree that neither Agent nor any Lender has made any promise, commitment or representation whatsoever, nor has Agent or any Lender any obligation to Borrowers to modify the terms of the Amended Forbearance Agreement, Credit Agreement, any Security Document or other Relating Writing or the Loans, offer any discounted payoff of the Loans, refinance the Loans, grant any forbearance (other than as provided in the Amended Forbearance Agreement), extend the payment terms of the Loans or extend any other financial accommodation to Borrowers.

            (b) Without limiting any provision of Section 2(a) above or otherwise in this Agreement, and notwithstanding Agent and Lenders deeming an Engagement Letter acceptable to them, nothing contained in this Agreement or otherwise requires Agent or Lenders: to further extend the Forbearance Period; enter into a new forbearance agreement; if a new forbearance agreement were to be entered into, to agree to include certain terms in such a forbearance agreement; to continue to make available to Borrowers Revolving Loans under the Credit Agreement beyond the Forbearance Period; or to forbear from exercising rights as to the Collateral beyond the Forbearance Period.

         3. INTEGRATION. Except as set forth in Section 1 hereof, the Amended Forbearance Agreement remains in full force and effect and is integrated in its entirety into this Amendment. References in the Amended Forbearance Agreement to "this Agreement" are hereby deemed to include this Amendment.

         4. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         5. RELEASE OF CLAIMS AND WAIVER. Borrowers and U.S. Guarantors hereby release, remise, acquit and forever discharge Agent and Lender and Agent's and Lenders' employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities,

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

obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Amended Forbearance Agreement, the Credit Agreement, the Security Documents and other Related Writings (all of the foregoing hereinafter called the "Released Matters"). Borrowers and U.S. Guarantors acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Borrowers and U.S. Guarantors represent and warrant to Lenders and Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of Borrowers or U.S. Guarantors in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

         6. LEGAL REPRESENTATION OF PARTIES. This Amendment was negotiated and agreed to by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Amendment or any other Loan Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         7. GOVERNING LAW. This Amendment is governed by the laws of the State of Ohio.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          U.S. BORROWER:

Address:  32000 Aurora Road               ADVANCED LIGHTING
          Solon, Ohio 44139                TECHNOLOGIES, INC.
          Attention:  Treasurer

                                          By: /s/ Steven C. Potts
                                             -----------------------------------
                                          Title: Chief Financial Officer
                                                --------------------------------


                                          CANADIAN BORROWER:

Address:  10 Chandler Road                VENTURE LIGHTING POWER
          P.O. Box 250                     SYSTEMS, NORTH AMERICA INC.
          Amherst, Nova Scotia BH4 3Z2
          Attention:  Treasurer
                                          By: /s/ R. Douglas Oulton
                                             -----------------------------------
                                          Title: VP - Finance and Administration
                                                --------------------------------


                                          UK BORROWERS:

Address   Victoria Mills                  PARRY POWER SYSTEMS LIMITED
          Draycott
          Derby DE72 3PW England
          Attention:  Treasurer
                                          By: /s/ E. Young
                                             -----------------------------------
                                          Title: Director
                                                --------------------------------

Address:  Victoria Mills                  VENTURE LIGHTING EUROPE LTD.
          Draycott
          Derby DE72 3PW England
          Attention:  Treasurer
                                          By: /s/ E. Young
                                             -----------------------------------
                                          Title: Director
                                                --------------------------------

                                           AGENT AND THE BANKS:

Address:  PNC Bank, National Association   PNC BANK, NATIONAL ASSOCIATION,
          1 PNC Plaza                       as Agent and as a Bank
          249 Fifth Avenue
          Pittsburgh, PA 15222
          Attention:  Richard Muse, Jr.
                                           By:/s/ Richard F. Muse, Jr.
                                             ----------------------------------
                                           Title: Vice President
                                                -------------------------------


Address:  Sovereign Bank                   SOVEREIGN BANK
          Routes 3 & 320-Aldwyn Two
          Villanova, PA  19087
          Mailcode 20-536-ARO              By: /s/ Richard Geld
          Attention:  Richard Geld            ----------------------------------
                                           Title: Vice President
                                                 -------------------------------




Address:  National City Commercial         NATIONAL CITY COMMERCIAL
            Finance, Inc.                   FINANCE, INC.
          1965 East 6th Street
          Cleveland, Ohio 44114
          Attention:  Dennis Hatvany
                                           By: /s/ Dennis Hatvany
                                              ----------------------------------
                                           Title: Vice President
                                                 -------------------------------
                                       5

                              CONSENT OF GUARANTOR


         The undersigned are the U.S. Guarantors referred to in the Credit Agreement. The undersigned do hereby consent to the terms of this Amendment and do hereby ratify and confirm the Guaranty of Payment in all respects. The undersigned further specifically consent to and join in the agreements, waivers and releases contained this Amendment.



                                         ADLT Realty Corp. I, Inc.
                                         ADLT Services, Inc.
                                         APL Engineered Materials, Inc.
                                         Ballastronix (Delaware), Inc.
                                         Lighting Resources International, Inc.
                                         Microsun Technologies, Inc.
                                         Venture Lighting International, Inc.


                                         By: /s/ Steven C. Potts
                                            -----------------------------------
                                         Name: Steven C. Potts
                                              ---------------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------------
                                         of each of the companies listed above

                                         Deposition Sciences, Inc.


                                         By: /s/ Steven C. Potts
                                            -----------------------------------
                                         Name: Steven C. Potts
                                              ---------------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------------
                                         signing for each of the companies
                                         listed above by Power of Attorney


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